Exhibit 10.4(e)

CORVUS PHARMACEUTICALS, INC.

2014 EQUITY INCENTIVE PLAN

STOCK OPTION GRANT NOTICE

Pursuant to its 2014 Equity Incentive Plan, as amended from time to time (the “Plan”), Corvus Pharmaceuticals, Inc., a Delaware corporation (the “Company”), hereby grants to the individual listed below (the “Optionee”), an option to purchase the number of shares of the Company’s Common Stock set forth below (the “Option”), subject to the terms and conditions set forth herein, in the Plan, and in the certain Stock Option Agreement attached hereto as Exhibit A (the “Option Agreement”), each of which is incorporated herein by reference. Unless otherwise defined herein, the terms defined in the Plan shall have the same defined meanings in this Stock Option Grant Notice (the “Grant Notice”) and the Option Agreement.

NOTICE OF STOCK OPTION GRANT

Optionee:

Date of Option Agreement:

Date of Grant:

Vesting Start Date:

Exercise Price per Share:		$

Total Number of Shares Granted:

Total Exercise Price:		$

Term/Expiration Date:

Type of Option:	☐ Incentive Stock Option	☐ Non-Qualified Stock Option

Vesting Schedule:		The Shares subject to this Option shall vest according to the following schedule:

Twenty-five percent (25%) of the Shares subject to the Option (rounded down to the next whole number of shares) shall vest on the first anniversary of the Vesting Start Date and 1/48th of the Shares subject to the Option shall vest on each monthly anniversary of the Vesting Start Date thereafter so that one hundred percent (100%) of the Shares subject to the Option are vested on the fourth anniversary of the Vesting Start Date, subject to Optionee remaining a Service Provider through each such vesting date (unless otherwise determined by the Administrator, in its sole discretion).

By his or her signature below, Optionee agrees to be bound by the terms and conditions of the Plan, the Option Agreement, and this Grant Notice. Optionee has reviewed the Plan, the Option Agreement, and this Grant Notice in their entirety, has had an opportunity to obtain the advice of counsel prior to executing this Grant Notice, and fully understands the provisions of this Grant Notice, the Option Agreement, and the Plan. Optionee hereby agrees to accept as binding, conclusive, and final all decisions or interpretations of the Administrator of the Plan upon any questions arising under the Plan, the Option Agreement, and this Grant Notice.

Company:	Optionee:
CORVUS PHARMACEUTICALS, INC.
a Delaware corporation

By:
Richard A. Miller
President and Chief Executive Officer
Address:	Address:
863 Mitten Road
Suite 102
Burlingame, CA 94010

Signature Page to Corvus Pharmaceuticals, Inc. Stock Option Grant Notice

EXHIBIT A

STOCK OPTION AGREEMENT

Pursuant to the Stock Option Grant Notice (the “Grant Notice”) to which this Stock Option Agreement (the “Agreement”) is attached, Corvus Pharmaceuticals, Inc., a Delaware corporation (the “Company”), has granted to Optionee (as set forth in the Grant Notice) an option to purchase the number of Shares (as defined in the Grant Notice) under the Corvus Pharmaceuticals, Inc. 2014 Equity Incentive Plan (the “Plan”) indicated in the Grant Notice at the exercise price per share set forth in the Grant Notice (the “Exercise Price”).

1.             Plan Incorporated By Reference.  Notwithstanding anything to the contrary anywhere else in this Option Agreement, this grant of an Option is subject to the terms, definitions, and provisions of the Plan, which is incorporated herein by reference.

If designated in the Grant Notice as an Incentive Stock Option, this Option is intended to qualify as an Incentive Stock Option as defined in Section 422 of the Code; provided, however, that to the extent that the aggregate Fair Market Value of the Common Stock with respect to which Incentive Stock Options (within the meaning of Code Section 422, but without regard to Code Section 422(d)), including the Option, are exercisable for the first time by Optionee during any calendar year (under the Plan and all other incentive stock option plans of the Company (or any “parent corporation” or “subsidiary corporation” thereof within the meaning of Code Sections 424(e) or 424(f), respectively)) exceeds one hundred thousand dollars ($100,000), such options shall be treated as not qualifying under Code Section 422, but rather shall be treated as Non-Qualified Stock Options to the extent required by Code Section 422.  The rule set forth in the preceding sentence shall be applied by taking options into account in the order in which they were granted.  For purposes of these rules, the Fair Market Value of the Common Stock shall be determined as of the time the option with respect to such stock is granted.

2.             Exercise of Option.  This Option is exercisable as follows:

(a)           Right to Exercise.

(i)            This Option shall be exercisable cumulatively according to the vesting schedule set out in the Grant Notice.  For purposes of this Option Agreement, Shares subject to this Option shall vest based on Optionee’s continued status as a Service Provider, unless otherwise determined by the Administrator.

(ii)           This Option may not be exercised for a fraction of a Share.

(iii)          In the event of Optionee’s death, Disability, or other termination of Optionee’s status as a Service Provider, the exercisability of the Option shall be governed by Sections 7, 8, 9, and 10 hereof, subject to the limitations in this Section 2.

(iv)          In the event the exercise of the Option following the termination of Optionee’s status as a Service Provider would be prohibited at any time solely because the issuance of shares would violate the registration requirements under the Securities Act of 1933, as amended (the “Securities Act”), then the Option shall terminate on the earlier of (i) the Term/Expiration Date of the Option as set forth in the Grant Notice or (ii) the expiration of a period of three (3) months after the termination of Optionee’s status as a Service Provider during which the exercise of the Option would not be in violation of such registration requirements.

(v)           In no event may this Option be exercised after the Term/Expiration Date of this Option as set forth in the Grant Notice.

(b)           Method of Exercise.  This Option shall be exercisable by written notice to the Company in the form attached hereto as Exhibit B (the “Exercise Notice”).  The Exercise Notice shall state the number of Shares for which the Option is being exercised, and such other representations and agreements with respect to such Shares of Common Stock as may be required by the Company pursuant to the provisions of the Plan.  The Exercise Notice shall be signed by Optionee and shall be delivered in person or by certified mail to the Secretary of the Company or such other authorized representative of the Company.  The Exercise Notice shall be accompanied by payment of the Exercise Price, including payment of any applicable withholding tax.

No Shares shall be issued pursuant to the exercise of an Option unless such issuance and such exercise comply with all relevant provisions of law and the requirements of any stock exchange upon which the Shares may then be listed.  Assuming such compliance, for income tax purposes the Shares shall be considered transferred to Optionee on the date on which the Option is exercised with respect to such Shares.

3.             Optionee’s Representations.  If the Shares purchasable pursuant to the exercise of this Option have not been registered under the Securities Act, at the time this Option is exercised, Optionee shall, if required by the Company, concurrently with the exercise of all or any portion of this Option, deliver to the Company his or her Investment Representation Statement in the form attached hereto as Exhibit C.

4.             Lock-Up Period.  Optionee hereby agrees that if so requested by the Company or any representative of the underwriters (the “Managing Underwriter”) in connection with any registration of the offering of any securities of the Company under the Securities Act, Optionee shall not sell or otherwise transfer any Shares or other securities of the Company during the 180-day period (or such longer period as may be requested in writing by the Managing Underwriter and agreed to in writing by the Company) following the effective date of a registration statement of the Company filed under the Securities Act (the “Market Standoff Period”); provided, however, that such restriction shall apply only to the first registration statement of the Company to become effective under the Securities Act that includes securities to be sold on behalf of the Company to the public in an underwritten public offering under the Securities Act.  The Company may impose stop-transfer instructions with respect to securities subject to the foregoing restrictions until the end of such Market Standoff Period, and these restrictions shall be binding on any transferee of such Shares.  Notwithstanding the foregoing, the 180-day period may be extended for up to such number of additional days as is deemed necessary by the Company or the Managing Underwriter to continue coverage by research analysts in accordance with NASD Rule 2711 or any successor rule.

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5.             Method of Payment.  Payment of the Exercise Price shall be by any of the following at the election of Optionee:

(a)           cash;

(b)           check;

(c)           with the consent of the Administrator, a full recourse promissory note bearing interest (at no less than such rate as is a market rate of interest and which then precludes the imputation of interest under the Code), payable upon such terms as may be prescribed by the Administrator and structured to comply with Applicable Laws;

(d)           with the consent of the Administrator, surrender of other Shares of Common Stock of the Company which have a Fair Market Value on the date of surrender equal to the Exercise Price of the Shares as to which the Option is being exercised;

(e)           with the consent of the Administrator, surrendered Shares issuable upon the exercise of the Option having a Fair Market Value on the date of exercise equal to the aggregate Exercise Price of the Option or exercised portion thereof;

(f)            with the consent of the Administrator, property of any kind which constitutes good and valuable consideration;

(g)           following the Public Trading Date, with the consent of the Administrator, delivery of a notice that Optionee has placed a market sell order with a broker with respect to Shares then issuable upon exercise of the Option and that the broker has been directed to pay a sufficient portion of the net proceeds of the sale to the Company in satisfaction of the aggregate Exercise Price; provided, that payment of such proceeds is then made to the Company upon settlement of such sale; or

(h)           with the consent of the Administrator, any combination of the foregoing methods of payment.

6.             Restrictions on Exercise.  This Option may not be exercised until the Plan has been approved by the stockholders of the Company.  If the issuance of Shares upon such exercise or if the method of payment for such Shares would constitute a violation of any applicable federal or state securities or other law or regulation, then the Option may also not be exercised.  The Company may require Optionee to make any representation and warranty to the Company as may be required by any applicable law or regulation before allowing the Option to be exercised.

7.             Termination of Relationship.  If Optionee ceases to be a Service Provider (other than by reason of Optionee’s death or Disability), Optionee may exercise this Option during the three (3) month period immediately following the date Optionee ceases to be a Service Provider to the extent the Option was vested on such date (and in no event later than the expiration date of the term of this Option as set forth in the Grant Notice).  To the extent that Optionee does not exercise this Option within the time specified herein, the Option shall terminate.

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8.             Disability of Optionee.  If Optionee ceases to be a Service Provider as a result of his or her Disability, Optionee may exercise the Option to the extent the Option is vested on the date of exercise, but only within twelve (12) months from the date Optionee ceases to be a Service Provider (and in no event later than the expiration date of the term of this Option as set forth in the Grant Notice).  To the extent that Optionee does not exercise this Option within the time specified herein, the Option shall terminate.

9.             Death of Optionee.  If Optionee ceases to be a Service Provider as a result of the death of Optionee, the vested portion of the Option may be exercised at any time within twelve (12) months following the date of death (and in no event later than the expiration date of the term of this Option as set forth in the Grant Notice) by Optionee’s estate or by a person who acquires the right to exercise the Option by bequest or inheritance.  To the extent that the Option is not exercised within the time specified herein, the Option shall terminate.

10.          Early Termination of Option.  Notwithstanding anything herein to the contrary, the Administrator may determine in its sole discretion that the Option is terminated as of the date Optionee ceases to be a Service Provider for any reason with regard to any portion of the Option that is not vested as of such date.

11.          Non-Transferability of Option.  This Option may not be transferred in any manner except by will or by the laws of descent or distribution.  It may be exercised during the lifetime of Optionee only by Optionee.  The terms of this Option shall be binding upon the executors, administrators, heirs, successors, and assigns of Optionee.

12.          Term of Option.  This Option may be exercised only within the term set out in the Grant Notice.

13.          Restrictions on Shares.  Optionee hereby agrees that Shares purchased upon the exercise of the Option shall be subject to such terms and conditions as the Administrator shall determine in its sole discretion, including, without limitation, restrictions on the transferability of Shares, and a right of first refusal in favor of the Company with respect to permitted transfers of Shares.  Such terms and conditions may, in the Administrator’s sole discretion, be contained in the Exercise Notice with respect to the Option or in such other agreement as the Administrator shall determine and which Optionee hereby agrees to enter into at the request of the Company.

14.          Rules Particular To Specific Countries.

(a)           Generally.  Optionee shall, if required by the Administrator, enter into an election with the Company or a Subsidiary (in a form approved by the Company) under which any liability to the Company’s (or a Subsidiary’s) Tax Liability, including, but not limited to, National Insurance Contributions (“NICs”) and the Fringe Benefit Tax (“FBT”), is transferred to and met by Optionee.  For purposes of this Section 14, Tax Liability shall mean any and all liability under applicable non-U.S. laws, rules, or regulations from any income tax, the Company’s (or a Subsidiary’s) NICs, FBT, or similar liability under non-U.S. laws, and Optionee’s NICs, FBT, or similar liability that are attributable to: (A) the grant or exercise of, or any other benefit derived by Optionee from the Option; (B) the acquisition by Optionee of the

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Shares on exercise of the Option; or (C) the disposal of any Shares acquired upon exercise of the Option.

(b)           Tax Indemnity.  Optionee shall indemnify and keep indemnified the Company and any of its Subsidiaries from and against any Tax Liability.

15.          Not a Contract or Guarantee of Employment.  Subject to applicable law, nothing in this Option Agreement, in the Grant Notice or in the Plan shall confer upon Optionee any right to continue to serve as a Service Provider, nor shall it interfere in any way with the Company’s right to terminate Optionee’s Service Provider relationship at any time, with or without cause and with or without prior notice.

16.          Optionee Knowingly Agrees.  Optionee represents that he or she has read this Agreement and is familiar with its terms and provisions.  Optionee hereby agrees to accept as binding, conclusive, and final all decisions or interpretations of the Board or other administrator of the Plan upon any questions arising under this Agreement.

*     *     *     *     *

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EXHIBIT B

CORVUS PHARMACEUTICALS, INC.

2014 EQUITY INCENTIVE PLAN

EXERCISE NOTICE

Corvus Pharmaceuticals, Inc.
Attention:  Stock Administration
863 Mitten Road
Suite 102
Burlingame, CA  94010

1.             Exercise of Option.  Effective as of today,                      , the undersigned (the “Optionee”) hereby elects to exercise Optionee’s option to purchase «Total_Shares» shares of the Common Stock (the “Shares”) of Corvus Pharmaceuticals, Inc., a Delaware corporation (the “Company”), under and pursuant to Corvus Pharmaceuticals, Inc. 2014 Equity Incentive Plan, as amended from time to time (the “Plan”), and the Stock Option Grant Notice and Stock Option Agreement dated «Date_of_Stock_Option_Agreement» (the “Option Agreement”).  Capitalized terms used herein without definition shall have the meanings given in the Option Agreement.

Date of Grant:

Number of Shares as to which Option is Exercised:

Exercise Price per Share:		$

Total Exercise Price:		$

Certificate to be issued in name of:

Cash Payment delivered herewith:	☐	$

Other form of consideration delivered herewith (only if	☐		Form of Consideration:
approved by the Administrator):		$

Type of Option:	☐ Incentive Stock Option	☐ Non-Qualified Stock Option

2.             Representations of Optionee.  Optionee acknowledges that Optionee has received, read, and understood the Plan and the Option Agreement.  Optionee agrees to abide by and be bound by their terms and conditions.

3.             Rights as Stockholder.  Until the stock certificate evidencing Shares purchased pursuant to the exercise of the Option is issued (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company), no right to vote or receive dividends or any other rights as a stockholder shall exist with respect to Shares subject to the Option, notwithstanding the exercise of the Option.  The Company shall issue (or cause to be issued) such stock certificate promptly after the Option is exercised.  No adjustment will be made for a dividend or other right for which the record date is prior to the date the stock certificate is issued, except as provided in Section 13 of the Plan.

Optionee shall enjoy rights as a stockholder until such time as Optionee disposes of the Shares or the Company and/or its assignee(s) exercises the Right of First Refusal (as defined below) hereunder.  Upon such exercise, Optionee shall have no further rights as a holder of the Shares so purchased except the right to receive payment for the Shares so purchased in accordance with the provisions of this Agreement, and Optionee shall forthwith cause the certificate(s) evidencing the Shares so purchased to be surrendered to the Company for transfer or cancellation.

4.             Optionee’s Rights to Transfer Shares.

(a)           Company’s Right of First Refusal.  Before any Shares held by Optionee or any permitted transferee (each, a “Holder”) may be sold, pledged, assigned, hypothecated, transferred, or otherwise disposed of (each, a “Transfer”), the Company or its assignee(s) shall have a right of first refusal to purchase the Shares proposed to be Transferred on the terms and conditions set forth in this Section 4 (the “Right of First Refusal”).

(i)            Notice of Proposed Transfer.  In the event any Holder desires to Transfer any Shares, the Holder shall deliver to the Company a written notice (the “Notice”) stating:  (w) the Holder’s bona fide intention to sell or otherwise Transfer such Shares; (x) the name of each proposed purchaser or other transferee (the “Proposed Transferee”); (y) the number of Shares to be Transferred to each Proposed Transferee; and (z) the bona fide cash price or other consideration for which the Holder proposes to Transfer the Shares (the “Offered Price”), and the Holder shall offer such Shares at the Offered Price to the Company or its assignee(s).

(ii)           Exercise of Right of First Refusal.  Within thirty (30) days after receipt of the Notice, the Company and/or its assignee(s) may elect in writing to purchase all, but not less than all, of the Shares proposed to be Transferred to any one or more of the Proposed Transferees.  The purchase price shall be determined in accordance with Section 4(a)(iii) hereof.

(iii)          Purchase Price.  The purchase price (“Purchase Price”) for the Shares repurchased under this Section 4 shall be the Offered Price.  If the Offered Price includes consideration other than cash, the cash equivalent value of the non-cash consideration shall be determined by the Board in good faith.

(iv)          Payment.  Payment of the Purchase Price shall be made, at the option of the Company or its assignee(s), in cash (by check), by cancellation of all or a portion of any outstanding indebtedness of the Holder to the Company (or, in the case of repurchase by an assignee, to the assignee), or by any combination thereof within thirty (30) days after receipt of the Notice or in the manner and at the times mutually agreed to by the Company and the Holder.

(v)           Holder’s Right to Transfer.  If all of the Shares proposed to be Transferred in the Notice are not purchased by the Company and/or its assignee(s) as provided in this Section 4, then the Holder may sell or otherwise Transfer such Shares to that Proposed

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Transferee at the Offered Price or at a higher price, provided that such sale or other Transfer is consummated within one hundred twenty (120) days after the date of the Notice and provided further that any such sale or other Transfer is effected in accordance with any applicable securities laws and the Proposed Transferee agrees in writing that the provisions of this Section 4 shall continue to apply to the Shares in the hands of such Proposed Transferee.  If the Shares described in the Notice are not Transferred to the Proposed Transferee within such 120-day period, a new Notice shall be given to the Company, and the Company and/or its assignees shall again be offered the Right of First Refusal as provided herein before any Shares held by the Holder may be sold or otherwise Transferred.

(b)           Exception for Certain Family Transfers.  Anything to the contrary contained in this Section 4 notwithstanding, the Transfer of any or all of the Shares during Optionee’s lifetime or upon Optionee’s death by will or intestacy to Optionee’s Immediate Family or a trust for the benefit of Optionee’s Immediate Family shall be exempt from the Right of First Refusal.  As used herein, “Immediate Family” shall mean spouse, lineal descendant or antecedent, father, mother, brother or sister, or stepchild (whether or not adopted).  In such case, the transferee or other recipient shall receive and hold the Shares so Transferred subject to the provisions of this Section 4 (including the Right of First Refusal) and there shall be no further Transfer of such Shares except in accordance with the terms of this Section 4.

(c)           Termination of Right of First Refusal.  The Right of First Refusal shall terminate as to all Shares upon a sale of Common Stock of the Company to the general public pursuant to a registration statement filed with and declared effective by the Securities and Exchange Commission under the Securities Act of 1933, as amended (a “Public Offering”).

5.             Transfer Restrictions.  Any transfer or sale of the Shares is subject to restrictions on transfer imposed by any applicable state and federal securities laws.  Any Transfer or attempted Transfer of any of the Shares not in accordance with the terms of this Agreement, including the Right of First Refusal provided in this Agreement, shall be void and the Company may enforce the terms of this Agreement by stop-transfer instructions or similar actions by the Company and its agents or designees.

6.             Tax Consultation.  Optionee understands that Optionee may suffer adverse tax consequences as a result of Optionee’s purchase or disposition of the Shares.  Optionee represents that Optionee has consulted with any tax consultants Optionee deems advisable in connection with the purchase or disposition of the Shares and that Optionee is not relying on the Company for any tax advice.

7.             Restrictive Legends and Stop-Transfer Orders.

(a)           Legends.  Optionee understands and agrees that the Company shall cause the legends set forth below or legends substantially equivalent thereto, to be placed upon any certificate(s) evidencing ownership of the Shares together with any other legends that may be required by state or federal securities laws:

THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE BEEN ACQUIRED FOR INVESTMENT AND NOT WITH A VIEW TO, OR IN

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CONNECTION WITH, THE SALE OR DISTRIBUTION THEREOF.  NO SUCH SALE OR DISPOSITION MAY BE EFFECTED WITHOUT AN EFFECTIVE REGISTRATION STATEMENT RELATED THERETO OR AN OPINION OF COUNSEL SATISFACTORY TO THE CORPORATION THAT SUCH REGISTRATION IS NOT REQUIRED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

THE SHARES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO CERTAIN RESTRICTIONS ON TRANSFER AND RIGHT OF FIRST REFUSAL OPTIONS HELD BY THE ISSUER OR ITS ASSIGNEE(S) AS SET FORTH IN THE EXERCISE NOTICE BETWEEN THE ISSUER AND THE ORIGINAL HOLDER OF THESE SHARES, A COPY OF WHICH MAY BE OBTAINED AT THE PRINCIPAL OFFICE OF THE ISSUER.  SUCH TRANSFER RESTRICTIONS AND RIGHT OF FIRST REFUSAL ARE BINDING ON TRANSFEREES OF THESE SHARES.

(b)           Stop-Transfer Notices.  Optionee agrees that, in order to ensure compliance with the restrictions referred to herein, the Company may issue appropriate “stop-transfer” instructions to its transfer agent, if any, and that, if the Company transfers its own securities, it may make appropriate notations to the same effect in its own records.

(c)           Refusal to Transfer.  The Company shall not be required (i) to transfer on its books any Shares that have been sold or otherwise transferred in violation of any of the provisions of this Agreement or (ii) to treat as owner of such Shares or to accord the right to vote or pay dividends to any purchaser or other transferee to whom such Shares shall have been so transferred.

8.             Successors and Assigns.  The Company may assign any of its rights under this Agreement to single or multiple assignees, and this Agreement shall inure to the benefit of the successors and assigns of the Company.  Subject to the restrictions on transfer herein set forth, this Agreement shall be binding upon Optionee and his or her heirs, executors, administrators, successors, and assigns.

9.             Interpretation.  Any dispute regarding the interpretation of this Agreement shall be submitted by Optionee or by the Company forthwith to the Company’s Board of Directors or committee thereof that is responsible for the administration of the Plan (the “Administrator”), which shall review such dispute at its next regular meeting.  The resolution of such a dispute by the Administrator shall be final and binding on the Company and on Optionee.

10.          Governing Law; Severability.  This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware excluding that body of law pertaining to conflicts of law.  Should any provision of this Agreement be determined by a court of law to be illegal or unenforceable, the other provisions shall nevertheless remain effective and shall remain enforceable.

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11.          Notices.  Any notice required or permitted hereunder shall be given in writing and shall be deemed effectively given upon personal delivery or upon deposit in the United States mail by certified mail, with postage and fees prepaid, addressed to the other party at its address as shown below beneath its signature, or to such other address as such party may designate in writing from time to time to the other party.

12.          Further Instruments.  Optionee hereby agrees to execute such further instruments and to take such further action as may be reasonably necessary to carry out the purposes and intent of this Agreement including, without limitation, the Investment Representation Statement in the form attached hereto as Exhibit C.

13.          Delivery of Payment.  Optionee herewith delivers to the Company the full Exercise Price for the Shares, as well as any applicable withholding tax.

14.          Entire Agreement.  The Plan and Option Agreement are incorporated herein by reference.  This Agreement, the Plan, the Option Agreement, and the Investment Representation Statement constitute the entire agreement of the parties and supersede in their entirety all prior undertakings and agreements of the Company and Optionee with respect to the subject matter hereof.

Accepted by:	Submitted by:

Company:	Optionee:
CORVUS PHARMACEUTICALS, INC.
a Delaware corporation

By:
Richard A. Miller
President and Chief Executive Officer
Address:	Address:
863 Mitten Road
Suite 102
Burlingame, CA 94010

Signature Page to Corvus Pharmaceuticals, Inc. Exercise Notice

EXHIBIT C

INVESTMENT REPRESENTATION STATEMENT

OPTIONEE	:

COMPANY	:	CORVUS PHARMACEUTICALS, INC.

SECURITY	:	Common Stock

AMOUNT	:

DATE	:

In connection with the purchase of the above-listed shares of Common Stock (the “Securities”) of Corvus Pharmaceuticals, Inc., a Delaware corporation (the “Company”), the undersigned (the “Optionee”) represents to the Company the following:

1.             Optionee is aware of the Company’s business affairs and financial condition and has acquired sufficient information about the Company to reach an informed and knowledgeable decision to acquire the Securities.  Optionee is acquiring these Securities for investment for Optionee’s own account only and not with a view to, or for resale in connection with, any “distribution” thereof within the meaning of the Securities Act of 1933, as amended (the “Securities Act”).

2.             Optionee acknowledges and understands that the Securities constitute “restricted securities” under the Securities Act and have not been registered under the Securities Act in reliance upon a specific exemption therefrom, which exemption depends upon, among other things, the bona fide nature of Optionee’s investment intent as expressed herein.  Optionee understands that, in the view of the Securities and Exchange Commission, the statutory basis for such exemption may be unavailable if Optionee’s representation was predicated solely upon a present intention to hold these Securities for the minimum capital gains period specified under tax statutes, for a deferred sale, for or until an increase or decrease in the market price of the Securities, or for a period of one (1) year or any other fixed period in the future.  Optionee further understands that the Securities must be held indefinitely unless they are subsequently registered under the Securities Act or an exemption from such registration is available.  Optionee further acknowledges and understands that the Company is under no obligation to register the Securities.  Optionee understands that the certificate evidencing the Securities will be imprinted with a legend which prohibits the transfer of the Securities unless they are registered or such registration is not required in the opinion of counsel satisfactory to the Company and any other legend required under applicable securities laws or agreements.

3.             Optionee is familiar with the provisions of Rule 701 and Rule 144, each promulgated under the Securities Act, which, in substance, permit limited public resale of “restricted securities” acquired, directly or indirectly, from the issuer thereof, in a non-public offering subject to the satisfaction of certain conditions.  Rule 701 provides that if the issuer qualifies under Rule 701 at the time of the grant of the Option to Optionee, the exercise will be exempt from registration under the Securities Act.  In the event the Company becomes subject to the reporting requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), ninety (90) days thereafter (or such longer period as any market stand-off agreement may require) the Securities exempt under Rule 701 may under present law be resold, subject to the satisfaction of certain of the conditions specified by Rule 144, including:  (1) the resale being made through a broker in an unsolicited “broker’s transaction” or in transactions directly with a market maker (as this term is defined under the Exchange Act); and, in the case of an affiliate, (2) the availability of certain public information about the Company, (3) the amount of Securities being sold during any three (3) month period not exceeding the limitations specified in Rule 144(e), and (4) the timely filing of a Form 144, if applicable.

In the event that the Company does not qualify under Rule 701 at the time of grant of the Option to Optionee, then the Securities may be resold in certain limited circumstances subject to the provisions of Rule 144, which requires the resale to occur not less than six (6) months, or, in the event the Company is not subject to the reporting requirements of Section 13 or 15(d) of the Exchange Act, not less than one (1) year, after the later of the date the Securities were sold by the Company or the date the Securities were sold by an affiliate of the Company, within the meaning of Rule 144; and, in the case of acquisition of the Securities by an affiliate, the satisfaction of the conditions set forth in Sections 1, 2, 3, and 4 of the paragraph immediately above or, in the case of a non-affiliate who subsequently holds the Securities less than one year, the satisfaction of the conditions set forth in Section 2 of the paragraph immediately above.

4.             Optionee further understands that in the event all of the applicable requirements of Rule 701 or 144 are not satisfied, registration under the Securities Act, compliance with Regulation A, or some other registration exemption will be required; and that, notwithstanding the fact that Rules 701 and 144 are not exclusive, the Staff of the Securities and Exchange Commission has expressed its opinion that persons proposing to sell private placement securities other than in a registered offering and otherwise than pursuant to Rules 701 or 144 will have a substantial burden of proof in establishing that an exemption from registration is available for such offers or sales, and that such persons and their respective brokers who participate in such transactions do so at their own risk.  Optionee understands that no assurances can be given that any such other registration exemption will be available in such event.

Signature of Optionee:

Date:

Signature Page to Corvus Pharmaceuticals, Inc. Investment Representation Statement

CORVUS PHARMACEUTICALS, INC.

2014 EQUITY INCENTIVE PLAN

STOCK OPTION GRANT NOTICE

Early Exercise Permitted

Pursuant to its 2014 Equity Incentive Plan, as amended from time to time (the “Plan”), Corvus Pharmaceuticals, Inc., a Delaware corporation (the “Company”), hereby grants to the individual listed below (the “Optionee”), an option to purchase the number of shares of the Company’s Common Stock set forth below (the “Option”), subject to the terms and conditions set forth herein, in the Plan, and in the certain Stock Option Agreement attached hereto as Exhibit A (the “Option Agreement”), each of which is incorporated herein by reference. Unless otherwise defined herein, the terms defined in the Plan shall have the same defined meanings in this Stock Option Grant Notice (the “Grant Notice”) and the Option Agreement.

NOTICE OF STOCK OPTION GRANT

Optionee:

Date of Option Agreement:

Date of Grant:

Vesting Start Date:

Exercise Price per Share:	$

Total Number of Shares Granted:

Total Exercise Price:	$

Term/Expiration Date:

Type of Option:                                                Non-Qualified Stock Option

Exercise Schedule:                                ☐   Same as Vesting Schedule   ☒   Early Exercise Permitted

Vesting Schedule:                                       This Option is exercisable immediately, in whole or in part, at such times as are established by the Administrator, conditioned upon Optionee entering into a Restricted Stock Purchase Agreement with respect to any unvested Shares.  The Shares subject to this Option shall vest and/or be released from the Company’s Repurchase Option, as set forth in the Restricted Stock Purchase Agreement attached hereto as Exhibit D, according to the following schedule:

Twenty-five percent (25%) of the Shares subject to the Option (rounded down to the next whole number of shares) shall vest on the first anniversary of the Vesting Start Date and 1/48th of the Shares subject to the Option shall vest on each monthly anniversary of the Vesting Start

Date thereafter so that one hundred percent (100%) of the Shares subject to the Option are vested on the fourth anniversary of the Vesting Start Date, subject to Optionee remaining a Service Provider through each such vesting date (unless otherwise determined by the Administrator, in its sole discretion).

Termination Period:                           This Option may be exercised, to the extent vested, for three (3) months after Optionee ceases to be a Service Provider, or such longer period as may be applicable upon the death or Disability of Optionee as provided herein (or, if not provided herein, then as provided in the Plan), but in no event later than the Term/Expiration Date as set forth above.

By his or her signature and the Company’s signature below, Optionee agrees to be bound by the terms and conditions of the Plan, the Option Agreement, and this Grant Notice. Optionee has reviewed the Plan, the Option Agreement, and this Grant Notice in their entirety, has had an opportunity to obtain the advice of counsel prior to executing this Grant Notice, and fully understands the provisions of this Grant Notice, the Option Agreement, and the Plan. Optionee hereby agrees to accept as binding, conclusive, and final all decisions or interpretations of the Administrator of the Plan upon any questions arising under the Plan, the Option Agreement, and this Grant Notice.

Company:	Optionee:
CORVUS PHARMACEUTICALS, INC.
a Delaware corporation

By:
Richard A. Miller
President and Chief Executive Officer

Address:	Address:
863 Mitten Road
Suite 102
Burlingame, CA 94010

Signature Page to Corvus Pharmaceuticals, Inc. Stock Option Grant Notice

EXHIBIT A

STOCK OPTION AGREEMENT

Pursuant to the Stock Option Grant Notice (the “Grant Notice”) to which this Stock Option Agreement (the “Agreement”) is attached, Corvus Pharmaceuticals, Inc., a Delaware corporation (the “Company”), has granted to Optionee (as set forth in the Grant Notice) an option to purchase the number of Shares (as defined in the Grant Notice) under the Corvus Pharmaceuticals, Inc. 2014 Equity Incentive Plan (the “Plan”) indicated in the Grant Notice at the exercise price per share set forth in the Grant Notice (the “Exercise Price”).

1.                                      Plan Incorporated By Reference.  Notwithstanding anything to the contrary anywhere else in this Option Agreement, this grant of an Option is subject to the terms, definitions, and provisions of the Plan, which is incorporated herein by reference.

2.                                      Exercise of Option.  This Option is exercisable as follows:

(a)                                 Right to Exercise.

(i)                                     This Option shall be exercisable cumulatively according to the vesting schedule set out in the Grant Notice.  Alternatively, at the election of Optionee, and as provided herein, this Option may be exercised in whole or in part at such times as are established by the Administrator as to Shares which have not yet vested.  For purposes of this Option Agreement, Shares subject to this Option shall vest based on Optionee’s continued status as a Service Provider, unless otherwise determined by the Administrator.  Vested Shares shall not be subject to the Company’s Repurchase Option (as set forth in the Restricted Stock Purchase Agreement).

(ii)                                  As a condition to exercising this Option for unvested Shares, Optionee shall execute the Restricted Stock Purchase Agreement.

(iii)                               This Option may not be exercised for a fraction of a Share.

(iv)                              In the event of Optionee’s death, Disability, or other termination of Optionee’s status as a Service Provider, the exercisability of the Option shall be governed by Sections 7, 8, 9, and 10 hereof, subject to the limitations contained in this Section 2.

(v)                                 In the event the exercise of the Option following the termination of Optionee’s status as a Service Provider would be prohibited at any time solely because the issuance of shares would violate the registration requirements under the Securities Act of 1933, as amended (the “Securities Act”), then the Option shall terminate on the earlier of (i) the Term/Expiration Date of the Option as set forth in the Grant Notice or (ii) the expiration of a period of three (3) months after the termination of Optionee’s status as a Service Provider during which the exercise of the Option would not be in violation of such registration requirements.

(vi)                              In no event may this Option be exercised after the Term/Expiration Date of this Option as set forth in the Grant Notice.

(b)                                 Method of Exercise.  This Option shall be exercisable by written notice to the Company in the form attached hereto as Exhibit B (the “Exercise Notice”).  The Exercise Notice shall state the number of Shares for which the Option is being exercised, and such other representations and agreements with respect to such Shares of Common Stock as may be required by the Company pursuant to the provisions of the Plan.  The Exercise Notice shall be signed by Optionee and, together with an executed copy of the Restricted Stock Purchase Agreement, if applicable, shall be delivered in person or by certified mail to the Secretary of the Company or such other authorized representative of the Company.  The Exercise Notice and Restricted Stock Purchase Agreement shall be accompanied by payment of the Exercise Price, including payment of any applicable withholding tax.

No Shares shall be issued pursuant to the exercise of an Option unless such issuance and such exercise comply with all relevant provisions of law and the requirements of any stock exchange upon which the Shares may then be listed.  Assuming such compliance, for income tax purposes the Shares shall be considered transferred to Optionee on the date on which the Option is exercised with respect to such Shares.

3.                                      Optionee’s Representations.  If the Shares purchasable pursuant to the exercise of this Option have not been registered under the Securities Act, at the time this Option is exercised, Optionee shall, if required by the Company, concurrently with the exercise of all or any portion of this Option, deliver to the Company his or her Investment Representation Statement in the form attached hereto as Exhibit C.

4.                                      Lock-Up Period.  Optionee hereby agrees that if so requested by the Company or any representative of the underwriters (the “Managing Underwriter”) in connection with any registration of the offering of any securities of the Company under the Securities Act, Optionee shall not sell or otherwise transfer any Shares or other securities of the Company during the 180-day period (or such longer period as may be requested in writing by the Managing Underwriter and agreed to in writing by the Company) following the effective date of a registration statement of the Company filed under the Securities Act (the “Market Standoff Period”); provided, however, that such restriction shall apply only to the first registration statement of the Company to become effective under the Securities Act that includes securities to be sold on behalf of the Company to the public in an underwritten public offering under the Securities Act.  The Company may impose stop-transfer instructions with respect to securities subject to the foregoing restrictions until the end of such Market Standoff Period, and these restrictions shall be binding on any transferee of such Shares.  Notwithstanding the foregoing, the 180-day period may be extended for up to such number of additional days as is deemed necessary by the Company or the Managing Underwriter to continue coverage by research analysts in accordance with NASD Rule 2711 or any successor rule.

5.                                      Method of Payment.  Payment of the Exercise Price shall be by any of the following at the election of Optionee:

(a)                                 cash;

(b)                                 check;

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(c)                                  with the consent of the Administrator, a full recourse promissory note bearing interest (at no less than such rate as is a market rate of interest and which then precludes the imputation of interest under the Code), payable upon such terms as may be prescribed by the Administrator and structured to comply with Applicable Laws;

(d)                                 with the consent of the Administrator, surrender of other Shares of Common Stock of the Company which have a Fair Market Value on the date of surrender equal to the Exercise Price of the Shares as to which the Option is being exercised;

(e)                                  with the consent of the Administrator, surrendered Shares issuable upon the exercise of the Option having a Fair Market Value on the date of exercise equal to the aggregate Exercise Price of the Option or exercised portion thereof;

(f)                                   with the consent of the Administrator, property of any kind which constitutes good and valuable consideration;

(g)                                  following the Public Trading Date, with the consent of the Administrator, delivery of a notice that Optionee has placed a market sell order with a broker with respect to Shares then issuable upon exercise of the Option and that the broker has been directed to pay a sufficient portion of the net proceeds of the sale to the Company in satisfaction of the aggregate Exercise Price; provided, that payment of such proceeds is then made to the Company upon settlement of such sale; or

(h)                                 with the consent of the Administrator, any combination of the foregoing methods of payment.

6.                                      Restrictions on Exercise.  This Option may not be exercised until the Plan has been approved by the stockholders of the Company.  If the issuance of Shares upon such exercise or if the method of payment for such Shares would constitute a violation of any applicable federal or state securities or other law or regulation, then the Option may also not be exercised.  The Company may require Optionee to make any representation and warranty to the Company as may be required by any applicable law or regulation before allowing the Option to be exercised.

7.                                      Termination of Relationship.  If Optionee ceases to be a Service Provider (other than by reason of Optionee’s death or Disability), Optionee may exercise this Option during the Termination Period set out in the Grant Notice to the extent the Option was vested on the date on which Optionee ceases to be a Service Provider (and in no event later than the expiration date of the term of this Option as set forth in the Grant Notice).  To the extent that Optionee does not exercise this Option within the time specified herein, the Option shall terminate.

8.                                      Disability of Optionee.  If Optionee ceases to be a Service Provider as a result of his or her Disability, Optionee may exercise the Option to the extent the Option is vested on the date of exercise, but only within twelve (12) months from the date Optionee ceases to be a Service Provider (and in no event later than the expiration date of the term of this Option as set forth in the Grant Notice).  To the extent that Optionee does not exercise this Option within the time specified herein, the Option shall terminate.

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9.                                      Death of Optionee.  If Optionee ceases to be a Service Provider as a result of the death of Optionee, the vested portion of the Option may be exercised at any time within twelve (12) months following the date of death (and in no event later than the expiration date of the term of this Option as set forth in the Grant Notice) by Optionee’s estate or by a person who acquires the right to exercise the Option by bequest or inheritance.  To the extent that the Option is not exercised within the time specified herein, the Option shall terminate.

10.                               Early Termination of Option.  Notwithstanding anything herein to the contrary, the Administrator may determine in its sole discretion that the Option is terminated as of the date Optionee ceases to be a Service Provider for any reason with regard to any portion of the Option that is not vested as of such date.

11.                               Non-Transferability of Option.  This Option may not be transferred in any manner except by will or by the laws of descent or distribution.  It may be exercised during the lifetime of Optionee only by Optionee.  The terms of this Option shall be binding upon the executors, administrators, heirs, successors, and assigns of Optionee.

12.                               Term of Option.  This Option may be exercised only within the term set out in the Grant Notice.

13.                               Restrictions on Shares.  Optionee hereby agrees that Shares purchased upon the exercise of the Option shall be subject to such terms and conditions as the Administrator shall determine in its sole discretion, including, without limitation, restrictions on the transferability of Shares, the right of the Company to repurchase Shares, and a right of first refusal in favor of the Company with respect to permitted transfers of Shares.  Such terms and conditions may, in the Administrator’s sole discretion, be contained in the Exercise Notice with respect to the Option or in such other agreement as the Administrator shall determine and which Optionee hereby agrees to enter into at the request of the Company.

14.                               Rules Particular To Specific Countries.

(a)                                 Generally.  Optionee shall, if required by the Administrator, enter into an election with the Company or a Subsidiary (in a form approved by the Company) under which any liability to the Company’s (or a Subsidiary’s) Tax Liability, including, but not limited to, National Insurance Contributions (“NICs”) and the Fringe Benefit Tax (“FBT”), is transferred to and met by Optionee.  For purposes of this Section 14, Tax Liability shall mean any and all liability under applicable non-U.S. laws, rules, or regulations from any income tax, the Company’s (or a Subsidiary’s) NICs, FBT, or similar liability under non-U.S. laws, and Optionee’s NICs, FBT, or similar liability that are attributable to: (A) the grant or exercise of, or any other benefit derived by Optionee from the Option; (B) the acquisition by Optionee of the Shares on exercise of the Option; or (C) the disposal of any Shares acquired upon exercise of the Option.

(b)                                 Tax Indemnity.  Optionee shall indemnify and keep indemnified the Company and any of its Subsidiaries from and against any Tax Liability.

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15.                               Not a Contract or Guarantee of Employment.  Subject to applicable law, nothing in this Option Agreement, in the Grant Notice, or in the Plan shall confer upon Optionee any right to continue to serve as a Service Provider, nor shall it interfere in any way with the Company’s right to terminate Optionee’s Service Provider relationship at any time, with or without cause and with or without prior notice.

16.                               Optionee Knowingly Agrees.  Optionee represents that he or she has read this Agreement and is familiar with its terms and provisions.  Optionee hereby agrees to accept as binding, conclusive, and final all decisions or interpretations of the Board or other administrator of the Plan upon any questions arising under this Agreement.

*     *     *     *     *

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EXHIBIT B

CORVUS PHARMACEUTICALS, INC.

2014 EQUITY INCENTIVE PLAN

EXERCISE NOTICE

Corvus Pharmaceuticals, Inc.
Attention:  Stock Administration
863 Mitten Road
Suite 102
Burlingame, CA  94010

1.                                      Exercise of Option.  Effective as of today,                                               , the undersigned (the “Optionee”) hereby elects to exercise Optionee’s option to purchase «Total_Shares» shares of the Common Stock (the “Shares”) of Corvus Pharmaceuticals, Inc., a Delaware corporation (the “Company”), under and pursuant to Corvus Pharmaceuticals, Inc. 2014 Equity Incentive Plan, as amended from time to time (the “Plan”) and the Stock Option Grant Notice and Stock Option Agreement dated «Date_of_Stock_Option_Agreement» (the “Option Agreement”).  Capitalized terms used herein without definition shall have the meanings given in the Option Agreement.

Date of Grant:

Number of Shares as to which Option is Exercised:

Exercise Price per Share:		$

Total Exercise Price:		$

Certificate to be issued in name of:

Cash Payment delivered herewith:	☐	$

Other form of consideration delivered herewith (only if approved by the Administrator):	☐	Form of Consideration:

$

Type of Option:                                                Non-Qualified Stock Option

2.                                      Representations of Optionee.  Optionee acknowledges that Optionee has received, read, and understood the Plan and the Option Agreement.  Optionee agrees to abide by and be bound by their terms and conditions.

3.                                      Rights as Stockholder.  Until the stock certificate evidencing Shares purchased pursuant to the exercise of the Option is issued (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company), no right to vote or receive dividends or any other rights as a stockholder shall exist with respect to Shares subject to the Option, notwithstanding the exercise of the Option.  The Company shall issue (or cause to be issued) such stock certificate promptly after the Option is exercised.  No adjustment will be made for a dividend or other right for which the record date is prior to the date the stock certificate is issued, except as provided in Section 13 of the Plan.

Optionee shall enjoy rights as a stockholder until such time as Optionee disposes of the Shares or the Company and/or its assignee(s) exercises the Right of First Refusal (as defined below) hereunder.  Upon such exercise, Optionee shall have no further rights as a holder of the Shares so purchased except the right to receive payment for the Shares so purchased in accordance with the provisions of this Agreement, and Optionee shall forthwith cause the certificate(s) evidencing the Shares so purchased to be surrendered to the Company for transfer or cancellation.

4.                                      Optionee’s Rights to Transfer Shares.

(a)                                 Company’s Right of First Refusal.  Before any Shares held by Optionee or any permitted transferee (each, a “Holder”) may be sold, pledged, assigned, hypothecated, transferred, or otherwise disposed of (each, a “Transfer”), the Company or its assignee(s) shall have a right of first refusal to purchase the Shares proposed to be Transferred on the terms and conditions set forth in this Section 4 (the “Right of First Refusal”).

(i)                                     Notice of Proposed Transfer.  In the event any Holder desires to Transfer any Shares, the Holder shall deliver to the Company a written notice (the “Notice”) stating:  (w) the Holder’s bona fide intention to sell or otherwise Transfer such Shares; (x) the name of each proposed purchaser or other transferee (the “Proposed Transferee”); (y) the number of Shares to be Transferred to each Proposed Transferee; and (z) the bona fide cash price or other consideration for which the Holder proposes to Transfer the Shares (the “Offered Price”), and the Holder shall offer such Shares at the Offered Price to the Company or its assignee(s).

(ii)                                  Exercise of Right of First Refusal.  Within thirty (30) days after receipt of the Notice, the Company and/or its assignee(s) may elect in writing to purchase all, but not less than all, of the Shares proposed to be Transferred to any one or more of the Proposed Transferees.  The purchase price shall be determined in accordance with Section 4(a)(iii) hereof.

(iii)                               Purchase Price.  The purchase price (the “Purchase Price”) for the Shares repurchased under this Section 4 shall be the Offered Price.  If the Offered Price includes consideration other than cash, the cash equivalent value of the non-cash consideration shall be determined by the Board in good faith.

(iv)                              Payment.  Payment of the Purchase Price shall be made, at the option of the Company or its assignee(s), in cash (by check), by cancellation of all or a portion of any outstanding indebtedness of the Holder to the Company (or, in the case of repurchase by an

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assignee, to the assignee), or by any combination thereof within thirty (30) days after receipt of the Notice or in the manner and at the times mutually agreed to by the Company and the Holder.

(v)                                 Holder’s Right to Transfer.  If all of the Shares proposed to be Transferred in the Notice are not purchased by the Company and/or its assignee(s) as provided in this Section 4, then the Holder may sell or otherwise Transfer such Shares to that Proposed Transferee at the Offered Price or at a higher price, provided that such sale or other Transfer is consummated within one hundred twenty (120) days after the date of the Notice and provided further that any such sale or other Transfer is effected in accordance with any applicable securities laws and the Proposed Transferee agrees in writing that the provisions of this Section 4 and the Restricted Stock Purchase Agreement, if applicable, shall continue to apply to the Shares in the hands of such Proposed Transferee.  If the Shares described in the Notice are not Transferred to the Proposed Transferee within such 120-day period, a new Notice shall be given to the Company, and the Company and/or its assignees shall again be offered the Right of First Refusal as provided herein before any Shares held by the Holder may be sold or otherwise Transferred.

(b)                                 Exception for Certain Family Transfers.  Anything to the contrary contained in this Section 4 notwithstanding, the Transfer of any or all of the Shares during Optionee’s lifetime or upon Optionee’s death by will or intestacy to Optionee’s Immediate Family or a trust for the benefit of Optionee’s Immediate Family shall be exempt from the Right of First Refusal.  As used herein, “Immediate Family” shall mean spouse, lineal descendant or antecedent, father, mother, brother or sister, or stepchild (whether or not adopted).  In such case, the transferee or other recipient shall receive and hold the Shares so Transferred subject to the provisions of this Section 4 (including the Right of First Refusal) and the Restricted Stock Purchase Agreement, if applicable, and there shall be no further Transfer of such Shares except in accordance with the terms of this Section 4.

(c)                                  Termination of Right of First Refusal.  The Right of First Refusal shall terminate as to all Shares upon a sale of the Company’s Common Stock to the general public pursuant to a registration statement filed with and declared effective by the Securities and Exchange Commission under the Securities Act of 1933, as amended (a “Public Offering”).

5.                                      Transfer Restrictions.  Any transfer or sale of the Shares is subject to restrictions on transfer imposed by any applicable state and federal securities laws.  Any Transfer or attempted Transfer of any of the Shares not in accordance with the terms of this Agreement, including the Right of First Refusal provided in this Agreement, shall be void and the Company may enforce the terms of this Agreement by stop-transfer instructions or similar actions by the Company and its agents or designees.

6.                                      Tax Consultation.  Optionee understands that Optionee may suffer adverse tax consequences as a result of Optionee’s purchase or disposition of the Shares.  Optionee represents that Optionee has consulted with any tax consultants Optionee deems advisable in connection with the purchase or disposition of the Shares and that Optionee is not relying on the Company for any tax advice.

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7.                                      Restrictive Legends and Stop-Transfer Orders.

(a)                                 Legends.  Optionee understands and agrees that the Company shall cause the legends set forth below or legends substantially equivalent thereto, to be placed upon any certificate(s) evidencing ownership of the Shares together with any other legends that may be required by state or federal securities laws:

THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE BEEN ACQUIRED FOR INVESTMENT AND NOT WITH A VIEW TO, OR IN CONNECTION WITH, THE SALE OR DISTRIBUTION THEREOF.  NO SUCH SALE OR DISPOSITION MAY BE EFFECTED WITHOUT AN EFFECTIVE REGISTRATION STATEMENT RELATED THERETO OR AN OPINION OF COUNSEL SATISFACTORY TO THE CORPORATION THAT SUCH REGISTRATION IS NOT REQUIRED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

THE SHARES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO CERTAIN RESTRICTIONS ON TRANSFER AND RIGHT OF FIRST REFUSAL OPTIONS HELD BY THE ISSUER OR ITS ASSIGNEE(S) AS SET FORTH IN THE EXERCISE NOTICE BETWEEN THE ISSUER AND THE ORIGINAL HOLDER OF THESE SHARES, A COPY OF WHICH MAY BE OBTAINED AT THE PRINCIPAL OFFICE OF THE ISSUER.  SUCH TRANSFER RESTRICTIONS AND RIGHT OF FIRST REFUSAL ARE BINDING ON TRANSFEREES OF THESE SHARES.

(b)                                 Stop-Transfer Notices.  Optionee agrees that, in order to ensure compliance with the restrictions referred to herein, the Company may issue appropriate “stop-transfer” instructions to its transfer agent, if any, and that, if the Company transfers its own securities, it may make appropriate notations to the same effect in its own records.

(c)                                  Refusal to Transfer.  The Company shall not be required (i) to transfer on its books any Shares that have been sold or otherwise transferred in violation of any of the provisions of this Agreement or (ii) to treat as owner of such Shares or to accord the right to vote or pay dividends to any purchaser or other transferee to whom such Shares shall have been so transferred.

8.                                      Successors and Assigns.  The Company may assign any of its rights under this Agreement to single or multiple assignees, and this Agreement shall inure to the benefit of the successors and assigns of the Company.  Subject to the restrictions on transfer herein set forth, this Agreement shall be binding upon Optionee and his or her heirs, executors, administrators, successors, and assigns.

9.                                      Interpretation.  Any dispute regarding the interpretation of this Agreement shall be submitted by Optionee or by the Company forthwith to the Company’s Board of Directors or committee thereof that is responsible for the administration of the Plan (the “Administrator”), which shall review such dispute at its next regular meeting.  The resolution of such a dispute by the Administrator shall be final and binding on the Company and on Optionee.

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10.                               Governing Law; Severability.  This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware excluding that body of law pertaining to conflicts of law.  Should any provision of this Agreement be determined by a court of law to be illegal or unenforceable, the other provisions shall nevertheless remain effective and shall remain enforceable.

11.                               Notices.  Any notice required or permitted hereunder shall be given in writing and shall be deemed effectively given upon personal delivery or upon deposit in the United States mail by certified mail, with postage and fees prepaid, addressed to the other party at its address as shown below beneath its signature, or to such other address as such party may designate in writing from time to time to the other party.

12.                               Further Instruments.  Optionee hereby agrees to execute such further instruments and to take such further action as may be reasonably necessary to carry out the purposes and intent of this Agreement, including, without limitation, the Investment Representation Statement in the form attached hereto as Exhibit C.

13.                               Delivery of Payment.  Optionee herewith delivers to the Company the full Exercise Price for the Shares, as well as any applicable withholding tax.

14.                               Entire Agreement.  The Plan and Option Agreement are incorporated herein by reference.  This Agreement, the Plan, the Option Agreement, the Investment Representation Statement, and the Restricted Stock Purchase Agreement, if applicable, constitute the entire agreement of the parties and supersede in their entirety all prior undertakings and agreements of the Company and Optionee with respect to the subject matter hereof.

Accepted by:	Submitted by:

Company:	Optionee:
CORVUS PHARMACEUTICALS, INC.
a Delaware corporation

By:
Richard A. Miller
President and Chief Executive Officer
Address:	Address:
863 Mitten Road
Suite 102
Burlingame, CA 94010

Signature Page to Corvus Pharmaceuticals, Inc. Exercise Notice

EXHIBIT C

INVESTMENT REPRESENTATION STATEMENT

OPTIONEE	:

COMPANY	:	CORVUS PHARMACEUTICALS, INC.

SECURITY	:	Common Stock

AMOUNT	:

DATE	:

In connection with the purchase of the above-listed shares of Common Stock (the “Securities”) of Corvus Pharmaceuticals, Inc., a Delaware corporation (the “Company”), the undersigned (the “Optionee”) represents to the Company the following:

1.                                      Optionee is aware of the Company’s business affairs and financial condition and has acquired sufficient information about the Company to reach an informed and knowledgeable decision to acquire the Securities.  Optionee is acquiring these Securities for investment for Optionee’s own account only and not with a view to, or for resale in connection with, any “distribution” thereof within the meaning of the Securities Act of 1933, as amended (the “Securities Act”).

2.                                      Optionee acknowledges and understands that the Securities constitute “restricted securities” under the Securities Act and have not been registered under the Securities Act in reliance upon a specific exemption therefrom, which exemption depends upon, among other things, the bona fide nature of Optionee’s investment intent as expressed herein.  Optionee understands that, in the view of the Securities and Exchange Commission, the statutory basis for such exemption may be unavailable if Optionee’s representation was predicated solely upon a present intention to hold these Securities for the minimum capital gains period specified under tax statutes, for a deferred sale, for or until an increase or decrease in the market price of the Securities, or for a period of one (1) year or any other fixed period in the future.  Optionee further understands that the Securities must be held indefinitely unless they are subsequently registered under the Securities Act or an exemption from such registration is available.  Optionee further acknowledges and understands that the Company is under no obligation to register the Securities.  Optionee understands that the certificate evidencing the Securities will be imprinted with a legend which prohibits the transfer of the Securities unless they are registered or such registration is not required in the opinion of counsel satisfactory to the Company and any other legend required under applicable securities laws or agreements.

3.                                      Optionee is familiar with the provisions of Rule 701 and Rule 144, each promulgated under the Securities Act, which, in substance, permit limited public resale of “restricted securities” acquired, directly or indirectly, from the issuer thereof, in a non-public offering subject to the satisfaction of certain conditions.  Rule 701 provides that if the issuer qualifies under Rule 701 at the time of the grant of the Option to Optionee, the exercise will be exempt from registration under the Securities Act.  In the event the Company becomes subject to the reporting requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), ninety (90) days thereafter (or such longer period as any market stand-off agreement may require), the Securities exempt under Rule 701 may under present law be resold, subject to the satisfaction of certain of the conditions specified by Rule 144, including: (1) the resale being made through a broker in an unsolicited “broker’s transaction” or in transactions directly with a market maker (as this term is defined under the Exchange Act); and, in the case of an affiliate, (2) the availability of certain public information about the Company, (3) the amount of Securities being sold during any three (3) month period not exceeding the limitations specified in Rule 144(e), and (4) the timely filing of a Form 144, if applicable.

In the event that the Company does not qualify under Rule 701 at the time of grant of the Option to Optionee, then the Securities may be resold in certain limited circumstances subject to the provisions of Rule 144, which requires the resale to occur not less than six (6) months, or, in the event the Company is not subject to the reporting requirements of Section 13 or 15(d) of the Exchange Act, not less than one (1) year, after the later of the date the Securities were sold by the Company or the date the Securities were sold by an affiliate of the Company, within the meaning of Rule 144; and, in the case of acquisition of the Securities by an affiliate, the satisfaction of the conditions set forth in Sections 1, 2, 3, and 4 of the paragraph immediately above or, in the case of a non-affiliate who subsequently holds the Securities less than one (1) year, the satisfaction of the conditions set forth in Section 2 of the paragraph immediately above.

4.                                      Optionee further understands that in the event all of the applicable requirements of Rule 701 or 144 are not satisfied, registration under the Securities Act, compliance with Regulation A, or some other registration exemption will be required; and that, notwithstanding the fact that Rules 701 and 144 are not exclusive, the Staff of the Securities and Exchange Commission has expressed its opinion that persons proposing to sell private placement securities other than in a registered offering and otherwise than pursuant to Rules 701 or 144 will have a substantial burden of proof in establishing that an exemption from registration is available for such offers or sales, and that such persons and their respective brokers who participate in such transactions do so at their own risk.  Optionee understands that no assurances can be given that any such other registration exemption will be available in such event.

Signature of Optionee:

Date:

Signature Page to Corvus Pharmaceutical, Inc. Investment Representation Statement

EXHIBIT D

CORVUS PHARMACEUTICALS, INC.

2014 EQUITY INCENTIVE PLAN

RESTRICTED STOCK PURCHASE AGREEMENT

THIS RESTRICTED STOCK PURCHASE AGREEMENT (the “Agreement”) is made between «Optionee» (the “Purchaser”) and Corvus Pharmaceuticals, Inc., a Delaware corporation (the “Company”), as of                   ,       .

RECITALS

(1)                                 Unless otherwise defined herein, the terms defined in the Plan shall have the same defined meanings in this Agreement.  Pursuant to the exercise of the Option granted to Purchaser under the Company’s 2014 Equity Incentive Plan and pursuant to the Stock Option Grant Notice and Stock Option Agreement dated «Date_of_Stock_Option_Agreement», by and between the Company and Purchaser with respect to such grant (the “Option Agreement”), which Option Agreement is hereby incorporated by reference, Purchaser has elected to purchase           of those shares which have not become vested under the vesting schedule set forth in the Option Agreement (the “Unvested Shares”).  The Unvested Shares and the shares subject to the Option Agreement which have become vested are sometimes collectively referred to herein as the “Shares.”

(2)                                 As required by the Option Agreement, as a condition to Purchaser’s election to exercise the option, Purchaser must execute this Agreement, which sets forth the rights and obligations of the parties with respect to Shares acquired upon exercise of the Option.

AGREEMENT

1.                                      Repurchase Option.

(a)                                 Generally.  If Purchaser ceases to be a Service Provider for any reason, including for cause, death, and Disability, the Company or its assignee shall have the right and option to purchase from Purchaser, or Purchaser’s personal representative, as the case may be, all of Purchaser’s Unvested Shares as of the date on which Purchaser ceases to be a Service Provider at the exercise price paid by Purchaser for such Shares in connection with the exercise of the Option (the “Repurchase Option”).

(b)                                 Exercise.  The Company may exercise its Repurchase Option by delivering, personally or by registered mail, to Purchaser (or his or her transferee or legal representative, as the case may be), within ninety (90) days of the date on which Purchaser ceases to be a Service Provider, a notice in writing indicating the Company’s intention to exercise the Repurchase Option and setting forth a date for closing not later than thirty (30) days from the mailing of such notice.

The closing shall take place at the Company’s office.  At the closing, the holder of the certificates for the Unvested Shares being transferred shall deliver the stock certificate or certificates evidencing the Unvested Shares, and the Company shall deliver the purchase price therefor.

(c)                                  Payment Option.  At its option, the Company may elect to make payment for the Unvested Shares to a bank selected by the Company.  The Company shall avail itself of this option by a notice in writing to Purchaser stating the name and address of the bank, date of closing, and waiving the closing at the Company’s office.

(d)                                 Termination.  If the Company does not elect to exercise the Repurchase Option conferred above by giving the requisite notice within ninety (90) days following the date on which Purchaser ceases to be a Service Provider, the Repurchase Option shall terminate.

(e)                                  Vesting.  One hundred percent (100%) of the Unvested Shares shall initially be subject to the Repurchase Option.  The Unvested Shares shall be released from the Repurchase Option in accordance with the Vesting Schedule set forth in the Grant Notice until all Shares are released from the Repurchase Option.  Fractional Shares shall be rounded to the nearest whole share.

2.                                      Transferability of the Shares; Escrow.

(a)                                 Transfer from Purchaser to Company.  Purchaser hereby authorizes and directs the Secretary of the Company, or such other person designated by the Company from time to time, to transfer the Unvested Shares as to which the Repurchase Option has been exercised from Purchaser to the Company.

(b)                                 Escrow.  To insure the availability for delivery of Purchaser’s Unvested Shares upon repurchase by the Company pursuant to the Repurchase Option under Section 1, Purchaser hereby appoints the Secretary, or any other person designated by the Company from time to time as escrow agent, as its attorney-in-fact to sell, assign, and transfer unto the Company, such Unvested Shares, if any, repurchased by the Company pursuant to the Repurchase Option and shall, upon execution of this Agreement, deliver and deposit with the Secretary of the Company, or such other person designated by the Company from time to time, the share certificate(s) representing the Unvested Shares, together with the stock assignment duly endorsed in blank, attached hereto as Exhibit E.  The Unvested Shares and stock assignment shall be held by the Secretary, or such other person designated by the Company from time to time, in escrow, pursuant to the Joint Escrow Instructions of the Company and Purchaser attached as Exhibit F hereto, until the Company exercises its Repurchase Option as provided in Section 1, until such Unvested Shares are vested, or until such time as this Agreement no longer is in effect.  As a further condition to the Company’s obligations under this Agreement, the spouse or registered domestic partner of Purchaser, if any, shall execute and deliver to the Company the Consent of Spouse or Domestic Partner attached hereto as Exhibit G.  Upon vesting of the Unvested Shares, the escrow agent shall promptly deliver to Purchaser the certificate or certificates representing such Shares in the escrow agent’s possession belonging to Purchaser, and the escrow agent shall be discharged of all further obligations hereunder; provided, however, that the escrow agent shall nevertheless retain such certificate or certificates as escrow agent if so required pursuant to other restrictions imposed pursuant to this Agreement.

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(c)                                  Liability.  The Company, or its designee, shall not be liable for any act it may do or omit to do with respect to holding the Shares in escrow and while acting in good faith and in the exercise of its judgment.

(d)                                 Restrictions on Transfer.  Transfer or sale of the Shares is subject to restrictions on transfer imposed by any applicable state and federal securities laws.  Any transferee shall hold such Shares subject to all of the provisions hereof and the Exercise Notice executed by Purchaser with respect to any Unvested Shares purchased by Purchaser and shall acknowledge the same by signing a copy of this Agreement.  Any transfer or attempted transfer of any of the Shares not in accordance with the terms of this Agreement shall be void and the Company may enforce the terms of this Agreement by stop-transfer instructions or similar actions by the Company and its agents or designees.

3.                                      Ownership, Voting Rights, Duties.  This Agreement shall not affect in any way the ownership, voting rights, or other rights or duties of Purchaser, except as specifically provided herein.

4.                                      Adjustment for Stock Split.  All references to the number of Shares and the purchase price of the Shares in this Agreement shall be appropriately adjusted to reflect any stock split, stock dividend, or other change in the Shares which may be made by the Company after the date of this Agreement.

5.                                      Notices.  Notices required hereunder shall be given in person or by registered mail to the address of Purchaser shown on the records of the Company, and to the Company at its principal executive office.

6.                                      Survival of Terms.  This Agreement shall apply to and bind Purchaser and the Company and their respective permitted assignees and transferees, heirs, legatees, executors, administrators, and legal successors.

7.                                      Section 83(b) Election for Unvested Shares Purchased Pursuant to a Non-Qualified Stock Option.  Purchaser hereby acknowledges that he or she has been informed that, with respect to the exercise of a Non-Qualified Stock Option for Unvested Shares, that unless an election is filed by Purchaser with the Internal Revenue Service and, if necessary, the proper state taxing authorities, within thirty (30) days of the purchase of the Shares, electing pursuant to Section 83(b) of the Code (and similar state tax provisions if applicable) to be taxed currently on any difference between the purchase price of the Shares and their Fair Market Value on the date of purchase, there will be a recognition of taxable income to Purchaser, measured by the excess, if any, of the fair market value of the Shares, at the time the Company’s Repurchase Option lapses, over the purchase price for the Shares.  Purchaser represents that Purchaser has consulted any tax consultant(s) Purchaser deems advisable in connection with the purchase of the Shares or the filing of the Election under Section 83(b) and similar tax provisions.

PURCHASER ACKNOWLEDGES THAT IT IS PURCHASER’S SOLE RESPONSIBILITY AND NOT THE COMPANY’S TO FILE TIMELY THE ELECTION

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UNDER SECTION 83(b), EVEN IF PURCHASER REQUESTS THE COMPANY OR ITS REPRESENTATIVE TO MAKE THIS FILING ON PURCHASER’S BEHALF.

8.                                      Representations.  Purchaser has reviewed with his or her own tax advisors the federal, state, local, and foreign tax consequences of this investment and the transactions contemplated by this Agreement.  Purchaser is relying solely on such advisors and not on any statements or representations of the Company or any of its agents.  Purchaser understands that Purchaser (and not the Company) shall be responsible for his or her own tax liability that may arise as a result of this investment or the transactions contemplated by this Agreement.

9.                                      Governing Law; Severability.  This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware excluding that body of law pertaining to conflicts of law.  Should any provision of this Agreement be determined by a court of law to be illegal or unenforceable, the other provisions shall nevertheless remain effective and shall remain enforceable.

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Purchaser represents that he or she has read this Agreement and is familiar with its terms and provisions.  Purchaser hereby agrees to accept as binding, conclusive, and final all decisions or interpretations of the Board or other administrator of the Plan upon any questions arising under this Agreement.

IN WITNESS WHEREOF, this Agreement is deemed made as of the date first set forth above.

CORVUS PHARMACEUTICALS, INC.

By:
Richard A. Miller
President and Chief Executive Officer

PURCHASER

By:

Address:

Signature Page to Corvus Pharmaceuticals, Inc. Restricted Stock Purchase Agreement

EXHIBIT E

ASSIGNMENT SEPARATE FROM CERTIFICATE

FOR VALUE RECEIVED I,                       , hereby sell, assign, and transfer unto                                                             (            ) shares of the Common Stock of Corvus Pharmaceuticals, Inc. registered in my name on the books of said corporation represented by Certificate No.        herewith and do hereby irrevocably constitute and appoint                                                                            to transfer the said stock on the books of the within named corporation with full power of substitution in the premises.

This Assignment Separate from Certificate may be used only in accordance with the Restricted Stock Purchase Agreement between Corvus Pharmaceuticals, Inc. and the undersigned dated                     .

Dated:

Signature:

INSTRUCTIONS: Please do not fill in any blanks other than the signature line.  The purpose of this assignment is to enable the Company to exercise the Repurchase Option, as set forth in the Restricted Stock Purchase Agreement, without requiring additional signatures on the part of Purchaser.

EXHIBIT F

JOINT ESCROW INSTRUCTIONS

                                                 ,

Secretary

Corvus Pharmaceuticals, Inc.
863 Mitten Road
Suite 102
Burlingame, CA  94010

Dear Secretary:

As escrow agent (the “Escrow Agent”) for both Corvus Pharmaceuticals, Inc., a Delaware corporation (the “Company”), and the undersigned purchaser of stock of the Company (the “Purchaser”), you are hereby authorized and directed to hold the documents delivered to you pursuant to the terms of that certain Restricted Stock Purchase Agreement (the “Agreement”) between the Company and the undersigned, in accordance with the following instructions:

1.             In the event the Company or any entitled parties (referred to collectively for convenience herein as the “Company”) exercises the Company’s Repurchase Option set forth in the Agreement, the Company shall give to Purchaser and you a written notice specifying the number of shares of stock to be purchased, the purchase price, and the time for a closing hereunder at the principal office of the Company.  Purchaser and the Company hereby irrevocably authorize and direct you to close the transaction contemplated by such notice in accordance with the terms of said notice.

2.             At the closing, you are directed (a) to date the stock assignments necessary for the transfer in question, (b) to fill in the number of shares being transferred, and (c) to deliver such stock assignments, together with the certificate evidencing the shares of stock to be transferred, to the Company or its assignee, against the simultaneous delivery to you of the purchase price (by cash, check, or a combination thereof) for the number of shares of stock being purchased pursuant to the exercise of the Company’s Repurchase Option.

3.             Purchaser irrevocably authorizes the Company to deposit with you any certificates evidencing shares of stock to be held by you hereunder and any additions and substitutions to said shares as defined in the Agreement.  Purchaser does hereby irrevocably constitute and appoint you as Purchaser’s attorney-in-fact and agent for the term of this escrow to execute, with respect to such securities, all documents necessary or appropriate to make such securities negotiable and to complete any transaction herein contemplated, including but not limited to the filing with any applicable state blue sky authority of any required applications for consent to, or notice of transfer of, the securities.  Subject to the provisions of this paragraph 3 and to the terms of the Agreement, Purchaser shall exercise all rights and privileges of a stockholder of the Company while the stock is held by you.

4.             Upon written request of Purchaser, but no more than once per calendar year, unless the Company’s Repurchase Option has been exercised, you will deliver to Purchaser a certificate or certificates representing the number of shares of stock as are not then subject to the Company’s Repurchase Option.  Within one hundred twenty (120) days after Purchaser ceases to be a Service Provider, you will deliver to Purchaser a certificate or certificates representing the aggregate number of shares held or issued pursuant to the Agreement and not purchased by the Company or any other entitled parties pursuant to exercise of the Company’s Repurchase Option.

5.             If at the time of termination of this escrow you should have in your possession any documents, securities, or other property belonging to Purchaser, you shall deliver all of the same to Purchaser and shall be discharged of all further obligations hereunder.

6.             Your duties hereunder may be altered, amended, modified, or revoked only by a writing signed by all of the parties hereto.

7.             You shall be obligated only for the performance of such duties as are specifically set forth herein and may rely and shall be protected in relying or refraining from acting on any instrument reasonably believed by you to be genuine and to have been signed or presented by the proper party or parties.  You shall not be personally liable for any act you may do or omit to do hereunder as Escrow Agent or as attorney-in-fact for Purchaser while acting in good faith, and any act done or omitted by you pursuant to the advice of your own attorneys shall be conclusive evidence of such good faith.

8.             You are hereby expressly authorized to disregard any and all warnings given by any of the parties hereto or by any other person or corporation, excepting only orders or process of courts of law and are hereby expressly authorized to comply with and obey orders, judgments, or decrees of any court.  In case you obey or comply with any such order, judgment, or decree, you shall not be liable to any of the parties hereto or to any other person, firm, or corporation by reason of such compliance, notwithstanding any such order, judgment, or decree being subsequently reversed, modified, annulled, set aside, vacated, or found to have been entered without jurisdiction.

9.             You shall not be liable in any respect on account of the identity, authorities, or rights of the parties executing or delivering or purporting to execute or deliver the Agreement or any documents or papers deposited or called for hereunder.

10.          You shall not be liable for the expiration of any rights under any applicable state, federal, or local statute of limitations or similar statute or regulation with respect to these Joint Escrow Instructions or any documents deposited with you.

11.          You shall be entitled to employ such legal counsel and other experts as you may deem necessary properly to advise you in connection with your obligations hereunder, may rely upon the advice of such counsel, and may pay such counsel reasonable compensation therefor.

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12.          Your responsibilities as Escrow Agent hereunder shall terminate if you shall cease to be an officer or agent of the Company or if you shall resign by written notice to each party.  In the event of any such termination, the Company shall appoint a successor Escrow Agent.

13.          If you reasonably require other or further instruments in connection with these Joint Escrow Instructions or obligations in respect hereto, the necessary parties hereto shall join in furnishing such instruments.

14.          It is understood and agreed that should any dispute arise with respect to the delivery and/or ownership or right of possession of the securities held by you hereunder, you are authorized and directed to retain in your possession, without liability to anyone, all or any part of said securities until such disputes shall have been settled either by mutual written agreement of the parties concerned or by a final order, decree, or judgment of a court of competent jurisdiction after the time for appeal has expired and no appeal has been perfected, but you shall be under no duty whatsoever to institute or defend any such proceedings.

15.          Any notice required or permitted hereunder shall be given in writing and shall be deemed effectively given upon personal delivery or upon deposit in the United States Post Office, by registered or certified mail with postage and fees prepaid, addressed to each of the other parties thereunto entitled at such addresses as a party may designate by written notice to each of the other parties hereto.

16.          By signing these Joint Escrow Instructions, you become a party hereto only for the purpose of said Joint Escrow Instructions; you do not become a party to the Agreement.

17.          This instrument shall be binding upon and inure to the benefit of the parties hereto, and their respective successors and permitted assigns.

18.          These Joint Escrow Instructions shall be governed by, and construed and enforced in accordance with, the laws of the State of Delaware, excluding that body of law pertaining to conflicts of law.

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IN WITNESS WHEREOF, these Joint Escrow Instructions shall be effective as of the date first set forth above.

CORVUS PHARMACEUTICALS, INC.

By:
Richard A. Miller
President and Chief Executive Officer

PURCHASER

By:

Address:

ESCROW AGENT

By:
Alan C. Mendelson, Secretary

Signature Page to Corvus Pharmaceuticals, Inc. Joint Escrow Instructions

EXHIBIT G

CONSENT OF SPOUSE OR DOMESTIC PARTNER

I,                     , spouse or registered domestic partner of «Optionee», have read and approve the Restricted Stock Purchase Agreement dated                                    , between my spouse or registered domestic partner and Corvus Pharmaceuticals, Inc.  In consideration of granting of the right to my spouse or registered domestic partner to purchase shares of Corvus Pharmaceuticals, Inc. set forth in the Restricted Stock Purchase Agreement, I hereby appoint my spouse or registered domestic partner as my attorney-in-fact in respect to the exercise of any rights under the Agreement and agree to be bound by the provisions of the Restricted Stock Purchase Agreement insofar as I may have any rights in said Restricted Stock Purchase Agreement or any shares issued pursuant thereto under the community property laws or similar laws relating to marital property in effect in the state of our residence as of the date of the signing of the foregoing Restricted Stock Purchase Agreement.

Dated:

Signature of Spouse or Registered Domestic Partner

FORM OF 83(b) ELECTION AND INSTRUCTIONS

These instructions are provided to assist you if you choose to make an election under Section 83(b) of the Internal Revenue Code, as amended, with respect to the shares of common stock of Corvus Pharmaceuticals, Inc. transferred to you.  Please consult with your personal tax advisor as to whether an election of this nature will be in your best interests in light of your personal tax situation.

The executed original of the Section 83(b) election must be filed with the Internal Revenue Service not later than thirty (30) days after the date the shares were transferred to you.  PLEASE NOTE: There is no remedy for failure to file on time.

The steps outlined below should be followed to ensure the election is mailed and filed correctly and in a timely manner.  ALSO, PLEASE NOTE:  If you make the Section 83(b) election, the election is irrevocable.

Complete the Section 83(b) election form (attached as Attachment 1) and make four (4) copies of the signed election form. (Your spouse, if any, should sign the Section 83(b) election form as well.)

Prepare a cover letter to the Internal Revenue Service (sample letter attached as Attachment 2).

Send the cover letter with the originally executed Section 83(b) election form and one (1) copy via certified mail, return receipt requested to the Internal Revenue Service at the address of the Internal Revenue Service where you file your personal tax returns.  We suggest that you have the package date-stamped at the post office.  The post office will provide you with a certified receipt that includes a dated postmark.  Enclose a self-addressed, stamped envelope so that the Internal Revenue Service may return a date-stamped copy to you.  However, your postmarked receipt is your proof of having timely filed the Section 83(b) election if you do not receive confirmation from the Internal Revenue Service.

One (1) copy must be sent to Corvus Pharmaceuticals, Inc. for its records and one (1) copy must be attached to your federal income tax return for the applicable calendar year.

Retain the Internal Revenue Service file stamped copy (when returned) for your records.

Please consult your personal tax advisor for the address of the office of the Internal Revenue Service to which you should mail your election form.

ATTACHMENT 1

ELECTION UNDER INTERNAL REVENUE CODE SECTION 83(b)

The undersigned taxpayer (the “Taxpayer”) hereby elects, pursuant to Section 83(b) of the Internal Revenue Code of 1986, as amended, to include in Taxpayer’s gross income for the current taxable year the amount of any compensation taxable to Taxpayer in connection with Taxpayer’s receipt of shares (the “Shares”) of Common Stock of Corvus Pharmaceuticals, Inc., a Delaware corporation (the “Company”).

The name, address, and taxpayer identification number of Taxpayer are:

SSN:

The name, address, and taxpayer identification number of Taxpayer’s spouse are (complete if applicable):

SSN:

Description of the property with respect to which the election is being made:

                              (       ) shares of Common Stock of the Company.

The date on which the property was transferred was               .  The taxable year to which this election relates is calendar year          .

Nature of restrictions to which the property is subject:

The Shares are subject to repurchase by the Company or its assignee upon the occurrence of certain events.  This repurchase right lapses based upon the continued performance of services by Taxpayer over time.

The fair market value at the time of transfer (determined without regard to any lapse restrictions, as defined in Treasury Regulation Section 1.83-3(i)) of the Shares was $                                                         per Share.

The amount paid by Taxpayer for Shares was $                                                             per share.

A copy of this statement has been furnished to the Company.

Dated:	Taxpayer Signature

The undersigned spouse of Taxpayer joins in this election. (Complete if applicable.)

Dated:	Spouse’s Signature

ATTACHMENT 2

SAMPLE COVER LETTER TO INTERNAL REVENUE SERVICE

                                        ,

VIA CERTIFIED MAIL
RETURN RECEIPT REQUESTED

Internal Revenue Service
[Address where taxpayer files returns]

Re:                             Election under Section 83(b) of the Internal Revenue Code of 1986

Taxpayer:
Taxpayer’s Social Security Number:
Taxpayer’s Spouse:
Taxpayer’s Spouse’s Social Security Number:

Ladies and Gentlemen:

Enclosed please find an original and one copy of an Election under Section 83(b) of the Internal Revenue Code of 1986, as amended, being made by the taxpayer referenced above. Please acknowledge receipt of the enclosed materials by stamping the enclosed copy of the Election and returning it to me in the self-addressed stamped envelope provided herewith.

Very truly yours,

Enclosures

cc: Corvus Pharmaceuticals, Inc.